SECURITIES AND EXCHANGE COMMISSION



                          Washington, D.C. 20549




                                 FORM 8-K


                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) November 7, 1996




                          American Filtrona Corporation
          (Exact name of registrant as specified in its charter)


      Virginia                    0-7163                      54-0574583
(State or other jurisdiction    (Commission                  (IRS Employer
  of incorporation)             File Number)               Identification No.)



 3951 Westerre Parkway, Suite 300, Richmond, Virginia        23233
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code     (804) 346-2400


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Item 5.        Other Events.

               On November 7, 1996, American Filtrona Corporation issued the press release attached hereto as Exhibit 99.1, announcing that (i) it has entered into negotiations with WBT Holdings, LLC regarding the proposed sale of American Filtrona and (ii) the beneficiaries of certain trusts holding shares of American Filtrona stock have initiated litigation to remove one of the co-trustees for such trusts.

Item 7.        Exhibits.

EX-99.1        American Filtrona Corporation - Press Release
               (November 7, 1996)

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                                SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              AMERICAN FILTRONA CORPORATION
                                                    (Registrant)


Date:  November 12, 1996                      By:     /s/ John D. Barlow, Jr.
                                                     John D. Barlow, Jr.
                                                      Vice President - Finance

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                                              EXHIBITS

Exhibit Number and Description

        99.1   American Filtrona Corporation - Press Release
               (November 7, 1996)